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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the incorporation, by reference, in the Form S-8 Registration Statement, of our report dated February 12, 1998 with respect to the consolidated financial statements and schedule of Superior Industries International, Inc. included in Superior Industries International, Inc.'s Form 10-K for its fiscal year ended December 31, 1997 filed with the Securities and Exchange Commission.



                                                    ARTHUR ANDERSEN LLP


Los Angeles, California
May 7, 1998